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                                                                   EXHIBIT 10.37


                  ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT
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          ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT (this "Agreement") dated as of January 31, 1990 between the subsidiary of National Medical Enterprises, Inc. ("NME") signatory hereto ("Assignor") and the subsidiary of The Hillhaven corporation, a Nevada corporation ("New Hillhaven"), signatory hereto ("Assignee").

          WHEREAS, NME and New Hillhaven have entered into a Reorganization and Distribution Agreement providing for a reorganization of certain of the businesses heretofore conducted by NME's long term care group and a pro rata distribution to the holders of NME's capital stock, as of the record date established by NME in connection therewith, of approximately 85% of the outstanding shares of common stock, par value $0.15 per share, of New Hillhaven (the "Distribution") on or about January 31, 1990; and

          WHEREAS, Assignor is the tenant under that certain lease described in Exhibit A attached hereto wherein Assignor leased that certain real property described in Exhibit B attached hereto (the "Lease") and, in connection with the Distribution, Assignor desires to assign all of its interest under the Lease except for certain rights to renew or extend the term of the Lease and Assignee desires to assume all of Assignor's obligations thereunder.

          NOW, THEREFORE, the parties agree as follows:

          1.  Assignment of Lease.  Assignor hereby assigns to Assignee all of
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the interest of Assignor in the Lease; provided, however, Assignor shall retain
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all rights, if any, to renew or extend the term of the Lease to the extent set forth in Exhibit C hereto.

          2.  Assumption of Lease Obligations.  Assignee hereby assumes all of
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the obligations of Assignor under the Lease arising after the date hereof.

          3.  Further Assurances.  Assignor and Assignee agree, from time to
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time upon request therefor, to execute and deliver to the other party any confirmatory instruments and perform any other acts which the other party may
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reasonably request in order to carry out the purposes of this Agreement.

          4.  Notices.  All notices, consents,requests, instructions, approvals
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and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered in person or by courier, telegraphed, telexed or by facsimile transmission or mailed, by certified or registered mail, postage prepaid at the following address (or at such other address provided by one party to the other party in writing):


                                  [Name of Assignor]
                                  c/o National Medical
                                    Enterprises, Inc.
                                  2700 Colorado Avenue
                                  P.O. box 4070
                                  Santa Monica, California 90404
                                  Telecopy No.:  (213) 315-8329
                                  Attention:  President

     with a copy to:              National Medical Enterprises, Inc.
                                  2700 Colorado Avenue
                                  P.O. Box 4070
                                  Santa Monica, California 90404
                                  Telecopy No.: (213) 315-6688
                                  Attention:  General Counsel

     If to Assignee:              [Name of Assignee]
                                  c/o The Hillhaven Corporation
                                  1148 Broadway Plaza
                                  Tacoma, Washington 98401-4901
                                  Telecopy No.:  (206) 756-4743
                                  Attention:  President

     with a copy to:              The Hillhaven Corporation
                                  1148 Broadway Plaza
                                  Tacoma, Washington 98401-4901
                                  Telecopy No.:   (206) 756-4845
                                  Attention:  General Counsel

          5.   Successors and Assigns.  This Agreement and all of the provisions
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hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, except that Assignee may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Assignor.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                   [Name of Assignor]


                                   By ________________________________
                                      Name:
                                      Title:


                                   [Name of Assignee]


                                   By ________________________________
                                      Name:
                                      Title:


                                   GUARANTY
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          Performance of the obligations of Assignee pursuant to the above
Agreement is hereby irrevocably and unconditionally guaranteed by the undersigned as primary obligor.

                                   The Hillhaven Corporation,
                                   (a Nevada corporation)


                                   By ________________________________
                                      Name:
                                      Title:

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